8. Income Taxes	12 Months Ended
Dec. 31, 2014
Trust preferred securities prepayment by underlying bank
Income Taxes

The components of the net deferred tax asset, included in other assets, are as follows:

	2014	2013

Deferred tax assets:
Allowance for loan loss	$ 1,862	$ 2,321
Previous Years AMT	802	802
Loss on Other Equity Investments	51	51
NOL carry-forwards (20 year carry-forward period)	9,420	9,125
Net unrealized loss on securities available-for-sale	-	430
	12,135	12,729

Deferred tax liability:
Depreciation	(342)	(285)
Net unrealized gain on securities available for sale	(49)	-
	(391)	(285)
Deferred Tax Asset Valuation Allowance	(1,000)	(2,000)

Net deferred tax assets:	$ 10,744	$ 10,444

The components of income tax expense related to continuing operations are as follows:

	2014	2013

Federal:
Current	$ (295)	$ (735)
Deferred	(482)	(1,944)

Total	$ (777)	$ (2,679)

The Company’s income tax expense differs from the expected tax expense at the statutory federal rate of 34% as follows:

	2014	2013

Statutory rate applied to earnings (losses) before income taxes	$ 595	$ (406)
Tax exempt interest	(164)	(187)
Life Insurance proceeds	(78)
Deferred Tax Valuation allowance	(1,000)	(2,000)
Other, net	(130)	(86)

Total	$ (777)	$ (2,679)

Deferred tax assets represent the future tax benefit of deductible differences and, if it is more likely than not that a tax asset will not be realized, a valuation allowance is required to reduce the recorded deferred tax assets to net realizable value. As of December 31, 2011, in consideration of uncertainties regarding the timing of improvements in current economic conditions and management’s estimate of future tax liabilities, management provided an allowance of $4,170. As of December 31, 2014, management maintained an allowance of $1,000 to reflect its estimate of net realizable value at that date. The expiration date range related to the utilization of the net operating losses (20 year period) is 2030 thru 2034.